UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 28, 2006

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 28, 2006, the board of trustees (the “Board”) announced the resignation of Mr. Hirmes as Chief Financial Officer (the “CFO”) of the Registrant. In connection with Mr. Hirmes’s resignation, the Board appointed Mr. Levy to the position of CFO of the Registrant.

The Registrant’s press release announcing the foregoing management changes was issued on November 28, 2006 and is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference (the “Press Release”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

99.1       Press Release dated November 28, 2006, “American Mortgage Acceptance Company Names Robert L. Levy Chief Financial Officer.”

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Mortgage Acceptance Company

Date: November 28, 2006	By: /s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer

Exhibit Index

99.1	Press Release dated November 28, 2006, “American Mortgage Acceptance Company Names Robert L. Levy Chief Financial Officer.”